Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-J

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                         9/15/04


        Blended Coupon                                              5.7964%


        Excess Protection Level
          3 Month Average   4.92%
          February, 1998   4.68%
          January, 1998   4.85%
          December, 1997   5.22%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.23%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,197,230,037.18